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                                                                    EXHIBIT 21.1

          SUBSIDIARIES OF THE REGISTRANT

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NAME                                       PARENT                                   JURISDICTION OF
                                                                                    INCORPORATION
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
Informix International, LLC                Ascential Software Corporation           Delaware
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Ascential Software Argentina, S.A.         Informix International, LLC              Argentina
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Ascential Software GmbH                    Informix International, LLC              Austria
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Ascential Software Pty. Ltd.               Informix International, LLC              Australia
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Ascential Software NV                      Ascential Software B.V.                  Belgium
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Ascential Software do Brasil Ltda.         Ascential Software B.V.                  Brazil
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Ascential Software (Canada), Inc.          Ascential Software B.V.                  Canada
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Ascential Software de Chile, S.A.          Informix International, LLC              Chile
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Ascential Software de Colombia S.A.        Informix International, LLC              Colombia
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Ascential Software sro                     Informix International, LLC              Czech Republic
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Ascential Software A/S                     Ascential Software B.V.                  Denmark
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Ascential Software Ltd.                    Ascential Software B.V.                  England
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Ascential IHQ Ltd.                         Informix Software Ireland Ltd.           England
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Ascential Software de Bolivia, S.A.        Informix International, LLC              Bolivia
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Ascential Software SARL                    Ascential Software B.V.                  France
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Ascential GmbH                             Garmhausen & Partner GmbH                Germany
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Ascential Software GmbH                    Ascential GmbH                           Germany
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Garmhausen & Partner, Gesellschaft fuer
 Softwareentwicklung und vertrieb mbH      Ascential Software B.V.                  Germany
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Ascential Software (Hong Kong) Ltd.        Informix International, LLC              Hong Kong
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Informix Holdings Company                  Informix Software Ireland Limited        Ireland/Barbados
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Informix Software Ireland Limited          Informix International, LLC              Ireland/Barbados
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Ascential Software SpA                     Ascential Software B.V.                  Italy
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Ascential Software K.K.                    Informix Holdings Company                Japan
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Ascential Korea Ltd.                       Informix Holdings Company                Korea
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Ascential Software Sdn Bhd (236483-A)      Informix International, LLC              Malaysia
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Ascential Software de Mexico S.A. de C.V.  Ascential Software B.V.                  Mexico
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Ascential Software B.V.                    Informix International, LLC              Netherlands
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Ascential Software Limited                 Informix International, LLC              New Zealand
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Ascential Software AS                      Ascential Software B.V.                  Norway
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Ascential Software de Peru S.A.            Informix International, LLC              Peru
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Ascential Software Sp.z.o.o.               Informix International, LLC              Poland
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Ascential Software Asia Pacific Pte. Ltd.  Informix International, LLC              Singapore
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Ascential Software, spol. s.r.o.           Informix International, LLC              Slovakia
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Ascential Software South Africa
 (Proprietary) Limited                     Informix International, LLC              South Africa
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Ascential Software Iberica, S.A.           Informix International, LLC              Spain
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Ascential Software AB                      Ascential Software B.V.                  Sweden
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Ascential Software AG                      Informix International, LLC              Switzerland
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Ascential Software (Taiwan) Inc.           Ascential Software B.V.                  Taiwan
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Ascential Software (Thailand) Limited      Informix International, LLC              Thailand
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Informix Software, V.I., Inc.              Informix International, LLC              British Virgin Islands
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Ascential Software de Venezuela, S.A.      Informix International, LLC              Venezuela
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Ascential Software (India) Pvt. Ltd.       Informix International, LLC              India
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Informix Software (China) Co., Ltd.        Informix International, LLC              China (PRC)
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Informix Software Portugal LDA.            Informix International, LLC              Portugal
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